                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of earliest event reported): October 19, 2004
                                                         ----------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

         New York                     000-01684              11-1688021
         --------                     ---------          -----------------
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
 Incorporation)                     Number)               Identification No.)


                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                                 --------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                             ----------------------
          (Former name or former address, if changed since last report)

                 Check the appropriate box below if the Form 8-K
                filing is intended to simultaneously satisfy the
              filing obligation of the registrant under any of the
           following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
                               (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                              (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On October 19, 2004 the Registrant issued a press release, attached hereto as
Exhibit 99.1, announcing that Institutional Shareholder Services ("ISS"), a national proxy advisory firm, recommended that the Registrant's shareholders vote "FOR" the election of management's slate of directors and ratification of the appointment of independent auditors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release issued by the Registrant on October 19, 2004 announcing that ISS recommended that the Registrant's shareholders vote "FOR" the proposals to be voted upon at the annual meeting of shareholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            GYRODYNE COMPANY OF AMERICA, INC.


                           By: /s/ Stephen V. Maroney
                              -------------------------------------------------
                               Stephen V. Maroney
                               President, Chief Executive Officer and Treasurer


Date: October 19, 2004